THE CHINA-U.S. GROWTH FUND

                   SUPPLEMENT DATED SEPTEMBER 19, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

     The following replaces the entire section under the heading "Manager" on page 8 of the Prospectus:

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the Fund since its inception. Pursuant to an investment management agreement with the Fund, the Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program. These management responsibilities are subject to the supervision of the Board of Trustees. Effective September 20, 2006, the Manager has engaged Martin Currie, Inc. ("Sub-Adviser"), Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, to serve as the Fund's sub-investment adviser under a sub-advisory agreement between the Manager and the Sub-Adviser. The Sub-Adviser, founded in 1978 and incorporated in New York, is a registered investment adviser with the U.S. Securities and Exchange Commission. The Asset Management client funds of Martin Currie, Inc. as of December 31, 2005 were $3.87 million. The Sub-Adviser provides investment advisory and research assistance, under the oversight and supervision of the Manager and the Fund's Board of Trustees. A discussion of the Trustees' basis for approving the investment management agreement is available in the Fund's annual report to shareholders for the year ended October 31, 2005. A similar discussion regarding the sub-advisory agreement with the new Sub-Adviser will be available in the Fund's annual report for the year ending October 31, 2006, as will an updated discussion regarding the investment management agreement. The Fund's investments are managed by portfolio managers of the Manager and the Sub-Adviser. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of shares of the Fund.

     |X| Dan C. Chung, CFA, co-portfolio manager of the Fund from inception, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as a portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

     |X| Zachary Karabell, Ph.D., co-portfolio manager of the Fund from inception, has served as Senior Economic Analyst of the Manager since January 2002, as Vice President from January 2002 to September 2003, and as Senior Vice President since October 2003. Prior to joining the firm, Mr. Karabell was a consultant, a Research Fellow at the Miller Center of the University of Virginia, and a Visiting Professor at Dartmouth College.

     |X| James Chong, co-portfolio manager of the Fund since September 2006, has been a product manager with the China Team of the Sub-Adviser since 2006. Immediately before joining the Sub-Adviser, Mr. Chong was vice president of equities at Lombard Odier Darier Hentsch. Prior to joining Lombard, Mr. Chong worked as an investment analyst for Nikko Securities and South Capital Group, where he became head of research.

The Fund pays the Manager a fee at the annual rate of 1.50% of daily net assets. The Manager pays a sub-advisory fee to the Sub-Adviser out of its own resources at no additional charge to the Fund.


Effective September 12, 2006, JF International Management Inc. no longer serves as the Fund's sub-adviser.



                                                                        CS091406